SMITH BARNEY
                              SMALL CAP VALUE FUND

             STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2000

LOGO: Smith Barney Mutual Funds
YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)



             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Style Pure Series

Annual Report o September 30, 2000

SMITH BARNEY
SMALL CAP VALUE FUND


Photo of: PETER HABLE
PORTFOLIO MANAGER

Photo of: JOHN GOODE
PORTFOLIO MANAGER


PETER HABLE

Peter Hable has more than 17 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

JOHN GOODE

John Goode has more than 31 years of securities business experience and has managed the Fund since its inception. Education: BA in Economics, MBA from Stanford University.

FUND OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Index*.

--------------------------------------------------------------------------------

* Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 26, 1999

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
17 Years (Peter Hable)
31 Years (John Goode)

             CLASS A   CLASS B    CLASS L
--------------------------------------------------------------------------------
NASDAQ       SBVAX     SBVBX      SBVLX
Inception    2/26/99   2/26/99    2/26/99


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                          WITHOUT SALES CHARGES(1)
                    Class A      Class B      Class L
--------------------------------------------------------------------------------
One-Year            24.71%       23.70%       23.70%
--------------------------------------------------------------------------------
Since Inception+    19.22        18.31        18.31


                           WITH SALES CHARGES(2)
                    Class A      Class B      Class L
--------------------------------------------------------------------------------
One-Year            18.44%       18.70%       21.48%
--------------------------------------------------------------------------------
Since Inception+    15.45        16.03        17.54

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+Inception date for Class A, B and L shares is February 26, 1999.



--------------------------------------------------------------------------------
What's Inside
Your Investment in the Smith Barney Small Cap Value Fund ..................    1
A Message from the Chairman ...............................................    2
Smith Barney Small Cap Value Fund at a Glance .............................    3
Letter from the Portfolio Managers ........................................    4
Historical Performance ....................................................    9
Growth of $10,000 .........................................................   11
Schedule of Investments ...................................................   12
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   22
Tax Information ...........................................................   23
Independent Auditors' Report ..............................................   24

LOGO: Smith Barney Mutual Funds
YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY SMALL CAP
                                   VALUE FUND

Value managers Peter Hable and John Goode pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that small companies often have unique advantages over larger-sized companies such as single-business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.



A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
Peter and John use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.

CAREFUL EXAMINATION OF UNDISCOVERED VALUES
One of Peter and John's goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.

A SEARCH FOR DYNAMIC TRENDS
Peter and John aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.

A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


    1 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

A MESSAGE FROM THE CHAIRMAN

The new millennium, so far, has been marked by the higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,1 SSBCiti offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Small Cap Value Fund ("Portfolio") seeks long-term capital growth by investing primarily in the stocks of companies with relatively small market capitalizations2 ("small cap") representing several industry and market sectors. The Portfolio invests in small cap companies whose market capitalization at the time of investment is within the market capitalization range of the Russell 2000 Value Index ("Russell 2000 Value").3 As of September 30, 2000, the largest capitalization of a company in the Russell 2000 Value was $3.16 billion and the smallest capitalization was $20 million. Experienced managers Peter Hable and John Goode and their investment team look for small cap stocks that they believe sell at low prices relative to several measures of value and where some dynamic change in a company or industry may enhance stock price performance.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.


Sincerely,


  /s/ Heath B. McLendon

  Heath B. McLendon
  Chairman

  October 23, 2000





PHOTO OF: HEATH B. MCLENDON
CHAIRMAN


------------
1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

2    Capitalization is a company's outstanding shares times its share price.


------------
3 Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Price-to-book ratio is the price of a stock divided by its net asset value. Please note an investor cannot invest directly in an index.

    2 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

            SMITH BARNEY SMALL CAP VALUE FUND AT A GLANCE (UNAUDITED)



TOP TEN HOLDINGS*

  1. BUFFETS, INC .......................................................   2.5%
  2. AMBASSADORS INTERNATIONAL, INC .....................................   2.2
  3. GOLDEN STATE BANCORP INC ...........................................   2.1
  4. INVESTORS FINANCIAL SERVICES CORP ..................................   1.9
  5. PIER 1 IMPORTS, INC ................................................   1.9
  6. SPIEKER PROPERTIES, INC ............................................   1.9
  7. CULLEN/FROST BANKERS, INC ..........................................   1.8
  8. IDACORP, INC .......................................................   1.8
  9. EASTERN ENTERPRISES ................................................   1.7
 10.  HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A SHARES ................   1.7



INDUSTRY DIVERSIFICATION*+

BAR CHART:
 3.7% AUTOS & TRANSPORTATION
 7.9% CAPITAL GOODS
17.0% CONSUMER DISCRETIONARY
 3.6% ENERGY
22.3% FINANCIAL SERVICES
 4.4% HEALTH CARE
 4.9% MATERIALS & PROCESSING
14.4% REAL ESTATE
10.3% TECHNOLOGY
 7.9% UTILITIES
 3.6% OTHER




INVESTMENT BREAKDOWN*++

PIE CHART:
13.2% REPURCHASE AGREEMENT
 0.8% U.S. TREASURY OBLIGATION
86.0% COMMON STOCK

* All information is as of September 30, 2000. Please note that Portfolio holdings are subject to change.

+    As a percentage of total common stock.

++   As a percentage of total investments.

    3 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Small Cap Value Fund ("Portfolio") for the year ended September 30, 2000. In this report, we have summarized the period's prevailing economic conditions and briefly outlined the Portfolio's investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio.

Please refer to pages 12 through 14 for a complete list and percentage breakdown of the Portfolio's holdings. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2000 and is subject to change. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE AND INVESTMENT STRATEGY
We are pleased to report for the year ended September 30, 2000, the Portfolio's Class A shares, without and with sales charges returned 24.71% and 18.44%, respectively. In comparison, the Russell 2000 Value Index ("Russell 2000 Value")1 returned 15.36% for the same period.

Text in box:
OUR RESEARCH TEAM FOCUSES ON SMALL CAPITALIZATION COMPANIES BECAUSE THE PRICING INEFFICIENCIES INHERENT IN THE SMALL CAP MARKET OFTEN ALLOW US TO FIND FUNDAMENTAL VALUE AND SIGNIFICANT CAPITAL APPRECIATION POTENTIAL.

We look for small cap stocks that sell at a low price relative to several measures of value and where some dynamic change in a company or an industry may enhance stock price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity and have a significant management ownership.

MARKET UPDATE
The striking valuation disparities between small and large cap stocks has continued so far in 2000. As of September 30, 2000, the one hundred stocks with the largest market capitalizations carried a median valuation of 30x forecasted 2000 earnings, while the two thousand stocks with market caps from $220 million to $2 billion had a median multiple of 13.4x. Digging further down, roughly 24% of the small cap universe, or over 300 stocks, sold below 10x trailing 1-year earnings. The last time that such a significant proportion of the small cap universe sold below 10x earnings was during the severe recessions of 1973 and 1991.



1 Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Price-to-book ratio is the price of a stock divided by its net asset value. Please note an investor cannot invest directly in an index.

    4 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

As the economy has slowed, one would have expected the small cap value market to have withered. Surprisingly, small cap value has been one of the top performing asset categories year-to-date, outperforming both large cap value and large cap growth stocks. In our opinion, there are several important factors supporting better relative performance of small cap value stocks such as:

o Small cap stocks are incredibly inexpensive, selling at a historic 30% discount to large cap stocks on a price-to-cash flow basis. At their peak, small cap stocks have sold at a 50% price-to-cash flow premium, relative to large companies;

o Consolidation of smaller companies through mergers, acquisitions and leveraged buyouts continues at a record rate. We think corporate buyers and private equity funds may be placing a floor under small cap value stocks; and

o Severe outflow of money from small cap value funds appears to have ended. While small cap value funds have been losing over $400 million per month on average, during August and September the data indicates slightly positive flows.


Text in box:
IN OUR OPINION WE ARE ALSO MOVING INTO A MORE FAVORABLE INTEREST-RATE ENVIRONMENT FOR MANY SMALL CAP COMPANIES. INVARIABLY, SMALL CAP STOCKS HAVE UNDERPERFORMED AS THE FEDERAL RESERVE BOARD ("FED") HAS RAISED INTEREST RATES, IN AN ATTEMPT TO SLOW THE ECONOMY. WE BELIEVE WE HAVE SEEN THE LAST FED RATE INCREASE AND THE ECONOMY IS SLOWING. CONSEQUENTLY, THE NEXT FED INTEREST RATE MOVE MAY BE DOWNWARD, PROVIDING WHAT WE THINK IS A POSITIVE INTEREST RATE DYNAMIC FOR SELECT SMALL CAP STOCKS.


Some of the Portfolio's industry sectors have begun to anticipate falling interest rates already, most notably the financial sector. Earlier this year, we were able to purchase a number of savings and loans at 5x to 6x depressed earnings. Many of our financial holdings are now up over 50% for the year, such as Golden State Bancorp Inc. (a financial services company whose principal business consists of operating retail deposit branches) and Cullen/Frost Bankers, Inc. (a company that offers commercial, consumer, international and correspondent banking services). In our opinion, both companies' multiples have




    5 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders gone from ridiculously inexpensive to merely cheap. As the yield curve2 normalizes, we believe the best earnings growth is still ahead for the financials. We remain overweighted in the more defensive thrifts and underweighted in corporate and consumer banks because of our concern about their credit quality.

Text in box:
WE HAVE ARGUED FOR SOME TIME THAT INVESTOR ENTHUSIASM FOR TECHNOLOGY STOCKS HAD REACHED LEVELS NEVER SEEN BEFORE IN OUR CAREERS AND THAT SPECULATION IN MANY TECHNOLOGY SHARES WAS AT EPIDEMIC PROPORTIONS. IN THE RUSH TO EMBRACE THE MANIFEST VIRTUES OF TECHNOLOGY, ONE CRITICAL FACT SEEMS TO HAVE BEEN LOST. IT SEEMS CLEAR TO US THAT WALL STREET HAS CREATED TOO MANY "INTELLECTUAL PROPERTY" COMPANIES AND THERE IS NOT ENOUGH ROOM TO ACCOMMODATE ALL OF THEIR BUSINESS PLANS.

In particular, the supply of Internet stocks reached a saturation point and the current correction of these stocks may continue to be harsh. Given that technology companies post a large portion of their earnings in the fourth and first quarter of every year, we expected selling pressure for technology stocks during the summer months. Anticipating this pressure, we harvested many of our technology gains earlier in the year, selling most of our large holdings in Cypress Semiconductor Corp. (a designer and developer of a broad line of high-performance digital and mixed-signal integrated circuits) and Maxtor Corp. (a company that develops, manufactures and markets hard disk drive products).

As most mutual funds have their fiscal year ending on October 31, 2000, we are currently in the thick of tax loss selling season. Historically, this has produced some of our best buying opportunities, with some of this year's most attractive values coming from selective technology stocks.

Today, it appears that many investors are beginning to question paying lofty price-to-earnings ("P/E")3 ratios for larger companies, regardless of their underlying growth rates. We believe the bull market for large cap stocks may continue to slow, with large cap returns regressing to their historical performance average. Given their extreme undervaluation, small cap value




------------
2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

3    P/E ratio is the price of a stock divided by its earnings per share.

    6 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders stocks may offer much more competitive returns. Consequently, we believe the Portfolio may be well poised to stand out again in 2001. (Of course, past performance is not indicative of future results.)

PORTFOLIO UPDATE
By the end of the period, the Portfolio was made up of 98 stocks, which represented 86% of the net asset value ("NAV").4 Roughly 13% of the Portfolio is held in Russell 2000 Index ("Russell 2000")5 futures6 to keep the Portfolio fully invested. We expect the percentage of the Portfolio's assets held in stock index futures to be reduced over time and we plan to take advantage of short-term price swings to add to our targeted stocks. And while no guarantees can be given, we also anticipate that the number of holdings in the Portfolio should remain at this level for the foreseeable future.

During the period, sector weightings for the Portfolio versus the Russell 2000 Value were slightly underweighted in the financial sector, the largest sector in the Russell 2000 Value, which includes real estate investment trusts ("REITs"). With our bank holdings, as previously mentioned, the Portfolio was overweighted in the less credit sensitive savings and loans and underweighted in consumer and commercial banks. The Portfolio's largest holdings within this sector were Golden State Bancorp Inc. and Cullen/Frost Bankers, Inc. Within the REIT portion of the financial sector, we were overweighted in the office sector, with the largest holding being Spieker Properties, Inc., one of the largest owners and operators of office and industrial properties.

During the period, the Portfolio was also underweighted in the technology and materials and processing sectors. As of September 30, 2000, one of the Portfolio's largest technology holdings was JDA Software Group, Inc., a leading international provider of comprehensive enterprise-wide software solutions. In the near future, we are seeking to increase the Portfolio's technology weighting as the tax loss selling season passes.

One of our largest holdings in the materials and processing sector is Cleveland-Cliffs Inc., a supplier of iron products and services to the steel industry. Within this sector, we have avoided a painful downdraft in the chemical stocks, where we also hope to be opportunistic buyers.

As for the remaining sector weights, we have neutral weightings in consumer discretionary, producer durables, utilities, health care, energy and consumer staples. The Portfolio's largest holdings in the consumer discretionary sector are the restaurant company Buffets, Inc., which was due to be acquired by Caxton Iseman Capital in October 2000, and the travel service company Ambassadors International, Inc. In producer durables, the Portfolio's largest holding was United Stationers Inc., a distributor of traditional office products, computers and related supplies.

In the utilities sector, the Portfolio's largest holdings during the period were IDACORP, Inc., which is engaged in the generation, transmission, distribution, sale and purchase of electric energy in Idaho, Oregon and Nevada, and Eastern Enterprises, a distributor of natural gases in and around Boston, Massachusetts.

The hospital company Health Management Associates and the drug distribution company AmeriSource remained our largest health care holdings. Peoples Energy Corp., a holding company whose principal subsidiaries that are engaged in gas distribution power generation, retail energy services, oil and gas production, is one of the Portfolio's largest holdings within the utilities sector.



--------------

4 NAV is calculated by subtracting the total liabilities from the closing value of all securities held by the Portfolio (plus other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Portfolio has invested.

5 Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Please note an investor cannot invest directly in an index.

6 Futures contracts are agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated date.


    7 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

In closing, we would like to thank you for investing in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the future.



Sincerely,



/s/ Peter J. Hable                                   /s/ John G. Goode

Peter J. Hable                                       John G. Goode
Vice President and                                   Vice President and
Investment Officer                                   Investment Officer

October 23, 2000


     8 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES
                                                      NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/00                                           $12.10           $14.85            $0.19             $0.00            24.71%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.10             0.00              0.00             6.14+
================================================================================================================================
  TOTAL                                                                              $0.19             $0.00
================================================================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES
                                                      NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/00                                           $12.05           $14.76            $0.12             $0.00            23.70%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70+
================================================================================================================================
  TOTAL                                                                              $0.12             $0.00
================================================================================================================================


HISTORICAL PERFORMANCE -- CLASS L SHARES
                                                     NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
================================================================================================================================
9/30/00                                           $12.05           $14.76            $0.12             $0.00            23.70%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70+
================================================================================================================================
  TOTAL                                                                              $0.12             $0.00
================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE  DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.



     9 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

AVERAGE ANNUAL TOTAL RETURNS

                                                          WITHOUT SALES CHARGES(1)
                                             --------------------------------------------------
                                             CLASS A           CLASS B          CLASS L
===============================================================================================
Year Ended 9/30/00                           24.71%            23.70%           23.70%
-----------------------------------------------------------------------------------------------
Inception* through 9/30/00                   19.22             18.31            18.31
===============================================================================================
                                                            WITH SALES CHARGES(2)
                                            ---------------------------------------------------
                                             CLASS A           CLASS B          CLASS L
===============================================================================================
Year Ended 9/30/00                           18.44%            18.70%           21.48%
-----------------------------------------------------------------------------------------------
Inception* through 9/30/00                   15.45             16.03            17.54
===============================================================================================


CUMULATIVE TOTAL RETURNS

                                                         WITHOUT SALES CHARGES(1)
===============================================================================================
Class A (Inception* through 9/30/00)                            32.36%
-----------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                            30.75
-----------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                            30.75
===============================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 26, 1999.

    10 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)


GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
--------------------------------------------------------------------------------
                         February 1999 -- September 2000

LINE CHART:
SMITH BARNEY SMALL CAP   SMITH BARNEY SMALL CAP    SMITH BARNEY SMALL CAP     RUSSELL 2000
FUND - CLASS A           VALUE FUND - CLASS B      VALUE FUND - CLASS L       VALUE INDEX
 9500                    10000                      9896                      10000
 9633                    10132                     10026                       9918
11092                    11649                     11528                      11560
10083                    10570                     10460                      10656
10229                    10701                     10590                      10819
10916                    11401                     11282                      11233
11609                    12092                     11966                      11452
12575                    13075                     12939                      12292



+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00%
     CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through September 30, 2000. The
     Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock
     Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE
RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


   11 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                                                                         SEPTEMBER 30, 2000

     SHARES                                                      SECURITY                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 86.0%
AUTOS & Transportation-- 3.2%
      24,000     BorgWarner, Inc.                                                                                       $  795,000
      65,500     CNF Transportation Inc.                                                                                 1,457,375
      69,000     Kirby Corp.*                                                                                            1,354,125
     123,000     Wisconsin Central Transportation Corp.*                                                                 1,299,188
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,905,688
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.8%
      70,000     Crane Co.                                                                                               1,601,250
      82,500     Federal Signal Corp.                                                                                    1,639,688
      59,200     IDEX Corp.                                                                                              1,653,900
       9,200     Innovative Solutions and Support, Inc.*                                                                   157,550
      90,000     Input/Output, Inc.*                                                                                       866,250
      42,000     Kaydon Corp.                                                                                              966,000
      46,000     Precision Castparts Corp.                                                                               1,765,250
      51,500     Roper Industries, Inc.                                                                                  1,709,156
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,359,044
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  -- 14.6%
     152,000     Ambassadors International, Inc.*                                                                        2,840,500
     104,500     American Greetings Corp., Class A Shares                                                                1,828,750
      32,500     Applebee's International, Inc.                                                                            747,500
     239,500     Buffets, Inc.*                                                                                          3,293,125
      43,000     Callaway Golf Co.                                                                                         661,125
      43,000     Corn Products International, Inc.                                                                         978,250
      31,000     Dean Foods Co.                                                                                          1,030,750
      45,500     Footstar, Inc.*                                                                                         1,470,219
      90,000     Furniture Brands International, Inc.*                                                                   1,496,250
      48,500     Lancaster Colony Corp.                                                                                  1,191,281
      45,000     Liz Claiborne, Inc.                                                                                     1,732,500
      21,000     The Neiman Marcus Group, Inc., Class A Shares*                                                            681,187
     180,000     Pier 1 Imports, Inc.                                                                                    2,441,250
      72,000     Ross Stores, Inc.                                                                                       1,035,000
      15,000     Royal Caribbean Cruises Ltd.                                                                              386,100
     120,000     The Stride Rite Corp.                                                                                     607,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,421,287
----------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 3.1%
      20,000     Barrett Resources Corp.*+                                                                                 756,250
      45,000     Cross Timbers Oil Co.                                                                                     863,437
      20,000     Midcoast Energy Resources, Inc.                                                                           411,250
      37,500     Peoples Energy Corp.                                                                                    1,251,562
      25,000     Tosco Corp.                                                                                               779,688
      30,000     Varco International, Inc.*                                                                                624,375
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,686,562
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.2%
      45,000     21st Century Insurance Group                                                                              762,188
      39,000     Bank United Corp., Class A Shares                                                                       1,976,812
      92,000     Banknorth Group, Inc.+                                                                                  1,644,500
      87,000     The CIT Group, Inc., Class A Shares+                                                                    1,522,500
      50,000     Countrywide Credit Industries, Inc.                                                                     1,887,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

    12 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2000

     SHARES                                                      SECURITY                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-- 19.2% (CONTINUED)
      75,000     Cullen/Frost Bankers, Inc.                                                                            $ 2,437,500
         500     Federal Agricultural Mortgage Corp., Class C Shares*                                                        8,813
      35,000     First Republic Bank*                                                                                    1,054,375
      48,000     FirstMerit Corp.                                                                                        1,101,000
     140,000     Fremont General Corp.                                                                                     481,250
     115,000     Golden State Bancorp Inc.                                                                               2,716,875
      49,500     GreenPoint Financial Corp.                                                                              1,466,437
      40,000     Investors Financial Services Corp.                                                                      2,525,000
      31,000     Radian Group Inc.                                                                                       2,092,500
      79,000     Sky Financial Group, Inc.                                                                               1,402,250
      35,000     W.R. Berkley Corp.                                                                                      1,209,687
      64,800     Waddell & Reed Financial, Inc., Class A Shares                                                          2,008,800
      45,000     Webster Financial Corp.                                                                                 1,212,188
      35,000     Wilmington Trust Corp.                                                                                  1,876,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,387,050
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.8%
      45,000     AmeriSource Health Corp., Class A Shares*+                                                              2,115,000
      85,000     Foundation Health Systems, Inc., Class A Shares*                                                        1,413,125
     110,000     Health Management Associates, Inc., Class A Shares*                                                     2,289,375
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,817,500
----------------------------------------------------------------------------------------------------------------------------------
MACHINERY -- 1.2%
     160,000     AGCO Corp.                                                                                              1,900,000
----------------------------------------------------------------------------------------------------------------------------------
MATERIALS & Processing -- 4.2%
      17,000     AptarGroup, Inc.                                                                                          406,938
      40,000     CIRCOR International, Inc.                                                                                412,500
      58,000     Cleveland-Cliffs Inc.                                                                                   1,326,750
      90,000     Engelhard Corp.                                                                                         1,462,500
      83,100     Lyondell Chemical Co.                                                                                     981,619
      65,000     RPM, Inc.                                                                                                 589,063
      10,000     Universal Foods Corp.                                                                                     203,750
      75,000     Wolverine Tube, Inc.*                                                                                   1,115,625
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,498,745
----------------------------------------------------------------------------------------------------------------------------------
PAPER & Related Products -- 0.3%
      36,800     Pope & Talbot, Inc.                                                                                       526,700
----------------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 1.6%
      40,000     Granite Construction Inc.                                                                                 970,000
      54,500     United Stationers Inc.*                                                                                 1,464,687
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,434,687
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE -- 12.4%
      40,000     Avalonbay Communities, Inc.+                                                                            1,907,500
      41,250     Boston Properties, Inc.+                                                                                1,771,172
      95,000     Catellus Development Corp.*                                                                             1,662,500
      21,000     Centex Corp.                                                                                              674,625
      25,000     Clayton Homes, Inc.                                                                                       250,000
      44,000     Cousins Properties, Inc.                                                                                1,894,750
      85,000     Duke-Weeks Realty Corp.                                                                                 2,050,625
      40,000     General Growth Properties, Inc.                                                                         1,287,500
      65,000     Highwoods Properties, Inc.                                                                              1,535,625


                       SEE NOTES TO FINANCIAL STATEMENTS.

    13 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


Schedule of Investments (continued)                                                                             September 30, 2000

     SHARES                                                      SECURITY                                               VALUE
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE -- 12.4% (continued)
      85,100     iStar Financial Inc.                                                                                  $ 1,909,431
      35,000     Kimco Realty Corp.                                                                                      1,478,750
      44,500     Spieker Properties, Inc.                                                                                2,561,531
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,984,009
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 8.8%
      21,500     Alliant Techsystems Inc.*+                                                                              1,765,687
      32,800     Artesyn Technologies, Inc.*+                                                                              955,300
      74,000     Belden Inc.                                                                                             1,748,250
     100,000     Citizens Communications Co.*                                                                            1,343,750
      20,000     Cypress Semiconductor Corp.*                                                                              831,250
      65,000     Diebold, Inc.                                                                                           1,726,562
      18,000     Geoworks Corp.*                                                                                           132,750
      30,000     Glenayre Technologies, Inc.*                                                                              326,250
     137,500     JDA Software Group, Inc.*                                                                               1,753,125
     175,000     Maxtor Corp.*                                                                                           1,837,500
      29,800     Varian Semiconductor Equipment Associates, Inc.*                                                        1,115,638
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,536,062
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 6.8%
      47,500     Avista Corp.+                                                                                           1,068,750
      35,100     Eastern Enterprises                                                                                     2,239,819
      43,000     Energy East Corp.                                                                                         972,875
      52,500     IDACORP, Inc.                                                                                           2,428,125
      30,000     Puget Sound Energy, Inc.                                                                                  761,250
      57,500     Washington Gas Light Co.                                                                                1,545,313
      42,500     WPS Resources Corp.                                                                                     1,391,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,408,007
----------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $109,972,375)                                                                                131,865,341
==================================================================================================================================
      FACE
     AMOUNT                                                      SECURITY                                               VALUE
==================================================================================================================================
U.S. TREASURY OBLIGATION-- 0.8%
$  1,200,000     U.S. Treasury Bill, due 12/21/00+
                 (Cost -- $1,183,668)                                                                                    1,183,668
==================================================================================================================================
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $111,156,043)                                                                                133,049,009
==================================================================================================================================
REPURCHASE AGREEMENT -- 13.2%
  20,353,000     Morgan Stanley Dean Witter & Co., 6.480% due 10/2/00; Proceeds at maturity -- $20,363,991;
                   (Fully collateralized by U.S. Treasury Notes, 5.875% to 6.500% due 11/30/01 to 10/15/06;
                   Market value -- $20,861,558) (Cost -- $20,353,000)                                                   20,353,000
==================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $131,509,043**)                                                                              $153,402,009
==================================================================================================================================

*    Non-income producing security.

+    Security is segregated by the custodian for futures contracts commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    14 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


STATEMENT OF ASSETS AND LIABILITIES                                                                             SEPTEMBER 30, 2000


ASSETS:
     Investments, at value (Cost-- $111,156,043)                                                                   $  133,049,009
     Repurchase agreement, at value (Cost-- $20,353,000)                                                               20,353,000
     Cash                                                                                                                     929
     Receivable for securities sold                                                                                     1,164,086
     Receivable for Fund shares sold                                                                                      422,449
     Dividends and interest receivable                                                                                    189,714
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     155,179,187
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   2,395,683
     Payable for Fund shares purchased                                                                                    414,481
     Management fees payable                                                                                               89,262
     Payable to broker-- variation margin                                                                                  64,625
     Distribution fees payable                                                                                             27,383
     Accrued expenses                                                                                                      70,719
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  3,062,153
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $152,117,034
=================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                     $     10,290
     Capital paid in excess of par value                                                                              120,461,828
     Undistributed net investment income                                                                                  673,271
     Accumulated net realized gain from security transactions and futures contracts                                     9,355,467
     Net unrealized appreciation of investments and futures contracts                                                  21,616,178
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $152,117,034
=================================================================================================================================
SHARES OUTSTANDING:
     Class A                                                                                                            2,741,067
     ----------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                            4,412,109
     ----------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            3,136,677
     ----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                        $14.85
     ----------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                             $14.76
     ----------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                            $14.76
     ----------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                     $15.63
     ----------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                     $14.91
=================================================================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

    15 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


STATEMENT OF OPERATIONS                                                                     FOR THE YEAR ENDED SEPTEMBER 30, 2000


INVESTMENT INCOME:
     Dividends                                                                                                     $    2,906,779
     Interest                                                                                                             571,585
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            3,478,364
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                                                         1,090,648
     Management fees (Note 2)                                                                                           1,019,491
     Shareholder and system servicing fees                                                                                150,987
     Registration fees                                                                                                    116,018
     Shareholder communications                                                                                            75,131
     Audit and legal                                                                                                       18,245
     Directors' fees                                                                                                       14,914
     Custody                                                                                                                6,953
     Other                                                                                                                  7,024
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     2,499,411
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                     978,953
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES  CONTRACTS  (NOTES 3 AND 7):
     Realized Gain From:
        Security transactions (excluding short-term securities)                                                         7,657,677
        Futures contracts                                                                                               1,271,230
---------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED GAIN                                                                                                  8,928,907
---------------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of year                                                                                               3,135,173
        End of year                                                                                                    21,616,178
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                                                           18,481,005
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                                                                          27,409,912
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                                                $28,388,865
=================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

    16 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 2000
AND THE PERIOD ENDED SEPTEMBER 30, 1999
                                                                                                  2000                   1999(a)
=================================================================================================================================
OPERATIONS:
     Net investment income                                                                     $   978,953            $ 1,169,264
     Net realized gain                                                                           8,928,907                377,787
     Increase in net unrealized appreciation                                                    18,481,005              3,135,173
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                                     28,388,865              4,682,224
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                      (1,499,499)                    --
---------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (1,499,499)                    --
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                                           51,960,306            169,714,510
     Net asset value of shares issued for reinvestment of dividends                              1,430,802                     --
     Cost of shares reacquired                                                                 (69,303,510)           (33,256,664)
---------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                            (15,912,402)           136,457,846
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          10,976,964            141,140,070

NET ASSETS:
     Beginning of year                                                                         141,140,070                     --
---------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                             $152,117,034           $141,140,070
=================================================================================================================================
* Includes undistributed net investment income of:                                                $673,271             $1,242,590
=================================================================================================================================

(a) For the period from February 26, 1999 (commencement of operations) to September 30, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.


    17 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's



    18 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended September 30, 2000, the Portfolio paid transfer agent fees of $136,481 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2000, SSB and its affiliates received brokerage commissions of $14,460.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2000, SSB and CFBDS received sales charges of approximately $162,000 and $72,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                             CLASS A      CLASS B       CLASS L
================================================================================
CDSCs                        $10,000      $221,000      $30,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended September 30, 2000, total Distribution Plan Fees incurred by the Portfolio were:

                             Class A      Class B       Class L
================================================================================
Distribution Plan Fees       $89,558      $591,585     $409,505
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments
During the year ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                          $60,122,306
--------------------------------------------------------------------------------
Sales                                               76,357,448
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                      $27,472,210
Gross unrealized depreciation                       (5,579,244)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $21,892,966
================================================================================


4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether


    19 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2000, the Portfolio had no purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2000, the Portfolio did not write any call or put option contracts.


6. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2000, the Portfolio had no securities on loan.


7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.


    20 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

At September 30, 2000, the Portfolio had the following open futures contracts:

                                           # OF                                     BASIS               MARKET            UNREALIZED
PURCHASED CONTRACTS                      CONTRACTS           EXPIRATION             VALUE                VALUE               LOSS
====================================================================================================================================
Russell 2000                                55                  12/00           $14,780,288          $14,503,500          $(276,788)
====================================================================================================================================


8. Capital Shares
At September 30, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                                                                 CLASS A             CLASS B              CLASS L
====================================================================================================================================
Total Paid-in Capital                                                          $31,606,666         $51,900,356          $36,965,096
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                          YEAR ENDED                                      PERIOD ENDED
                                                        SEPTEMBER 30, 2000                             SEPTEMBER 30, 1999*
                                                ----------------------------------             -----------------------------------
                                                   SHARES                   AMOUNT                 SHARES                 AMOUNT
==================================================================================================================================
CLASS A
Shares sold                                      2,500,130              $ 33,819,616             5,201,406            $ 62,511,206
Shares issued on reinvestment                       44,645                   522,797                    --                      --
Shares reacquired                               (2,887,142)              (37,993,629)           (2,117,972)            (27,239,936)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (342,367)             $ (3,651,216)            3,083,434            $ 35,271,270
==================================================================================================================================

CLASS B
Shares sold                                        741,861              $  9,546,127             5,263,462            $ 62,189,378
Shares issued on reinvestment                       45,142                   528,615                    --                      --
Shares reacquired                               (1,407,054)              (17,395,476)             (231,302)             (2,933,992)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (620,051)             $ (7,320,734)            5,032,160            $ 59,255,386
==================================================================================================================================

CLASS L
Shares sold                                        654,975              $  8,594,563             3,831,202            $ 45,013,926
Shares issued on reinvestment                       32,399                   379,390                    --                      --
Shares reacquired                               (1,137,853)              (13,914,405)             (244,046)             (3,082,736)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (450,479)             $ (4,940,452)            3,587,156            $ 41,931,190
==================================================================================================================================

* For the period from February 26, 1999 (commencement of operations) to September 30, 1999.


    21 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:


CLASS A SHARES                                                                                             2000(1)    1999(1)(2)
===============================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                         $12.10        $11.40
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.16          0.15
   Net realized and unrealized gain                                                                          2.78          0.55
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                                 2.94          0.70
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.19)          --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.19)          --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                               $14.85        $12.10
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                24.71%         6.14%++
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                            $40,693       $37,308
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                  1.28%         1.32%+
   Net investment income                                                                                     1.28          1.94+
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        48%            7%
===============================================================================================================================


CLASS B SHARES                                                                                             2000(1)    1999(1)(2)
===============================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                         $12.05        $11.40
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.07          0.09
   Net realized and unrealized gain                                                                          2.76          0.56
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                                 2.83          0.65
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.12)          --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.12)          --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                               $14.76        $12.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                23.70%         5.70%++
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                            $65,125       $60,620
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                  2.04%         2.08%+
   Net investment income                                                                                     0.52          1.19+
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        48%            7%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

    22 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders


FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:


CLASS L SHARES                                                                                             2000(1)    1999(1)(2)
===============================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                                                         $12.05        $11.40
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                                                     0.07          0.09
   Net realized and unrealized gain                                                                          2.76          0.56
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                                 2.83          0.65
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                                    (0.12)         --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                         (0.12)         --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                               $14.76        $12.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                23.70%         5.70%++
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                                            $46,299       $43,212
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                                  2.04%         2.08%+
   Net investment income                                                                                     0.52          1.20+
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                        48%            7%
===============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 26, 1999 (inception date) to September 30,
     1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.




TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended September 30, 2000:

o    A corporate dividends received deduction of 67.27%.

A total of 0.83% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.



    23 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT


THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY INVESTMENT FUNDS INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. as of September 30, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. as of September 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from February 26, 1999 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP


New York, New York
November 13, 2000

    24 SMITH BARNEY SMALL CAP VALUE FUND | 2000 Annual Report to Shareholders

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND




    DIRECTORS
    Peter R. Ades
    Herbert Barg
    Dwight B. Crane
    Frank G. Hubbard
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Treasurer

    Peter J. Hable
    Vice President and
    Investment Officer

    John G. Goode
    Vice President and
    Investment Officer

    Paul A. Brook
    Controller

    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER
    SSB Citi Asset Management LLC


    DISTRIBUTOR
    Salomon Smith Barney Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

         SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY SMALL CAP VALUE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013



For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds



Logo: Salomon Smith Barney
A member of citigroup



Salomon Smith Barney is a registered service mark of Salomon Smith Barney Inc.


FD01745  11/00

                                  SMITH BARNEY
                              SMALL CAP GROWTH FUND

             Style Pure Series | Annual Report | September 30, 2000


LOGO: Smith Barney
      Mutual Funds
Your Serious Money, Professionally Managed. SM

--------------------------------------------------------------------------------
             Not Fdic Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Photo of: Timothy Woods
Timothy Woods
PORTFOLIO MANAGER

Style Pure Series

Annual Report o September 30, 2000

SMITH BARNEY
SMALL CAP GROWTH FUND


TIMOTHY WOODS

Timothy Woods, CFA has more than 15 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Finance.

FUND OBJECTIVE

The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of high-growth companies. These companies possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index (the "Index") at the time of the Fund's investment. The size of companies in the Index changes with market conditions and the composition of the Index.

FUND FACTS

FUND INCEPTION
----------------------------
November 30, 1999


MANAGER TENURE
----------------------------
Since Inception


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
----------------------------
15 Years

              CLASS A   CLASS B
------------------------------------
NASDAQ        SBSGX     SBYBX
------------------------------------
Inception     11/30/99  11/30/99
------------------------------------

              CLASS L   CLASS 1
------------------------------------
NASDAQ        SBSLX     SBCFX
------------------------------------
Inception     11/30/99  9/11/00
------------------------------------



Average Annual Total Returns as of September 30, 2000

                               WITHOUT SALES CHARGES(1)
                        Class A  Class B  Class L  Class 1
---------------------------------------------------------------
Since Inception+++       50.45%   49.48%   49.56%    2.09%
---------------------------------------------------------------

                              WITH SALES CHARGES(2)
                        Class A  Class B  Class L  Class 1
---------------------------------------------------------------
Since Inception+++       42.92%   44.48%   47.01%    (6.60)%
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.

++ Total returns are not annualized, as they may not be representative of the total return for the year.

--------------------------------------------------------------------------------
What's Inside
Your Investment in the Smith Barney
Small Cap Growth Fund                               1
A Message from the Chairman                         2
Fund at a Glance                                    3
Letter from the Portfolio Manager                   4
Historical Performance                              8
Growth of $10,000                                  10
Schedule of Investments                            11
Statement of Assets and Liabilities                15
Statement of Operations                            16
Statement of Changes in Net Assets                 17
Notes to Financial Statements                      18
Financial Highlights                               23
Independent Auditors' Report                       24

LOGO: Smith Barney
      Mutual Funds

Your Serious Money, Professionally Managed. SM

  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  Your Investment in the SMITH BARNEY SMALL CAP
                                   GROWTH FUND

Under the guidance of manager Tim Woods, the Smith Barney Small Cap Growth Fund uses a "bottom-up"* approach toidentify opportunities in the small-cap growth sector of the market. Tim generally targets relatively unknown and financially sound companies that demonstrate the potential to become larger and more mature mid-cap companies.

[GLOBE SYMBOL]
Participation in the Global Economy
Small-cap companies with increasing earnings and sales are often in industries that participate in the benefits of the rapidly growing global economy. Tim's goal is to identify those small and innovative companies that are participating in positive and dynamic trends throughout several industries.

[CHECKMARK SYMBOL]
Entrepreneurial Management
Tim believes that success is often a function of extraordinary leadership. Tim looks for companies with entrepreneurial, seasoned and forward-looking management. Tim evaluates management commitment and its long-term strategy through regular company visits.

[PILLAR SYMBOL]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management, LLC ("SSB Citi") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



* Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

  1   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

                           A MESSAGE FROM THE CHAIRMAN
Photo of: Heath B. McLendon
Chairman

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,(1) SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Small Cap Growth Fund seeks to provide investors with long-term capital growth by investing in small innovative companies that have or have the potential to exhibit attractive growth characteristics. The Fund invests in small cap companies whose market capitalization(2) at the time of investment is within the market capitalization range of the Russell 2000 Growth Index(3) Within the small capitalization universe Portfolio manager Tim Woods looks to identify what he deems to be cutting-edge companies with strong financials and a skilled management team that is committed to long-term growth.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,




  /S/ Heath B. McLendon
  Heath B. McLendon
  Chairman

  October 18, 2000



------------
  1 As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.
  2 Capitalization is a company's outstanding shares times its share price.
  3 Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher fore-casted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) Please note an investor cannot invest directly in an index.



  2    SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

           SMITH BARNEY SMALL CAP GROWTH FUND at a Glance (unaudited)




  TOP TEN HOLDINGS*+
=====================================================================

   1. TranSwitch Corp. ..........................................2.4%

   2. Calpine Corp. .............................................2.3

   3. Micromuse, Inc. ...........................................2.2

   4. Tollgrade Communications, Inc. ............................2.0

   5. Mercury Interactive Corp. .................................1.9

   6. Biovail Corp. .............................................1.9

   7. Interwoven, Inc. ..........................................1.7

   8. AmeriSource Health Corp., Class A Shares ..................1.6

   9. Micrel, Inc. ..............................................1.5

  10. Natural MicroSystems Corp. ................................1.5

LINE CHART

INDUSTRY DIVERSIFICATION*+

18.1%     Computer Software

5.0%      Biotechnology

7.7%      Medical Products/Supplies

8.2%      Oil and Gas

6.2%      Pharmaceuticals

2.7%      Retail

5.3%      Electronic Instruments and Equipment

11.9%     Telecommunications Equipment

14.7%     Semiconductors

3.6%      Insurance

16.6%     Other

PIE CHART

INVESTMENT BREAKDOWN*+

 5.0% Repurchase Agreement

95.0% Common Stock


 * All information is as of September 30, 2000. Please note that holdings are subject to change.
 + As a percentage of total common stock.
++ As a percentage of total investments.

  3    SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the first annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the year ended September 30, 2000. In this report, we have summarized the period's prevailing economic conditions and briefly outlined the Portfolio's investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Additionally, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 11 through 14 for a complete list and percentage breakdown of the Portfolio's holdings. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. Also, please note any discussion of the Portfolio's holdings is as September 30, 2000 and is subject to change. We hope you find this report to be useful and informative.

Performance Update and Investment Strategy

For the period since the Portfolio's inception, November 30, 1999 through September 30, 2000, the Portfolio's Class A shares, without and with sales charges, returned 50.45% and 42.92%, respectively. In comparison, the Russell 2000 Growth Index ("Russell 2000 Growth")1 returned 14.34% for the same period.

We look to offer investors long-term capital growth by investing in the stocks of companies with relatively small market capitalizations. Small-cap growth stocks are typically issued by companies in the early stages of growth. These companies tend to have rapidly rising revenue earnings and are believed to have more favorable growth prospects than the broader market. However, small capitalization growth companies are likely to be more volatile and have more limited product lines and financial resources than larger capitalization companies.

We utilize a bottom-up2 investment strategy to target relatively unknown and financially sound companies that, we believe, demonstrate the potential to possibly become large and more mature mid-cap companies. Elements of this method include fundamental research, evaluation of key management and screening techniques.

In selecting stocks we look for companies that exhibit the following characteristics:

     o   Catalysts to bring select small-cap growth companies to the next level;

     o   Entrepreneurial management committed to long-term growth;

     o   Positive historical sales and earnings growth;

     o   On the cutting edge of positive and dynamic trends; and

     o Products and services that may give the company a competitive advantage.

--------
1 Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock dividend divided by its net asset value.) Please note an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

  4   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

Market Overview

For much of the past twelve months, the stock market has been influenced by two dominant themes -- the direction of interest rates and the uncertainty of the future of technology, especially the Internet. The Federal Reserve Board's ("Fed") decision to steadily increase short-term interest rates during the period caused many investors to question the durability of broad economic growth and the accompanying sustainability of the current bull market.

During the period, the Fed continued to stress its concerns over the disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the U.S. economy's performance. In theory, higher interest rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the Fed's decisions.

Concerns about lower corporate profits especially in the technology sector, steep energy prices, the U.S. Congressional and Presidential elections and the possibility of higher interest rates roiled major stock indices during the third quarter of 2000. With the close of the September 30, 2000 quarter came a string of earnings warnings -- companies' announcements that third-quarter profits or revenues may fall short of analysts' expectations. Although the Fed left rates unchanged since June 2000, many policymakers have held to their longstanding warning that prices may still accelerate into dangerous territory. With such a volatile environment, a number of financial professionals were concerned about the much-touted "soft landing" for the economy.

Despite the recent weakness in the small cap growth sector, the Russell 2000 Growth was down 11.05% for the second half of the period, the small-cap growth sector of the market outperformed the majority of the stock market's major indices during the reporting period. For the year ended September 30, 2000, the Russell 2000 Growth returned 29.66%, while the Standard & Poor's 500 Index ("S&P 500")(3) Russell 2000 Index ("Russell 2000")(4) and the Nasdaq Composite Index(5) returned 13.28%, 23.39% and 33.74%, respectively, for the same period.


 THE TUG-OF-WAR BETWEEN SMALL-CAP GROWTH STOCKS(6) AND SMALL CAP VALUE STOCKS(7) CONTINUED THROUGHOUT THE REPORTING PERIOD. DURING THE PERIOD, SMALL-CAP GROWTH
   STOCKS CAME OUT AHEAD, OUTPERFORMING SMALL-CAP VALUE STOCKS BY ROUGHLY 16
                               PERCENTAGE POINTS.

---------------
3 S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
6 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.
7 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

  5   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

WE LOOK TO PARTICIPATE IN MANY OF THE IMPORTANT ECONOMIC AND DEMOGRAPHIC TRENDS
 SHAPING THE GLOBAL MARKETPLACE, SEEKING TO OWN THOSE COMPANIES THAT WE BELIEVE
       CAN TAKE ADVANTAGE OF THESE TRENDS AND GENERATE LONG-TERM GROWTH.


Portfolio Update

We think the Portfolio is well diversified across several industry sectors. During the period, we continued to focus on the technology, energy and healthcare sectors.

Despite the recent weakness in the technology sector, we continue to believe there are solid opportunities within the technology sector. In this sector, we focused on semiconductors, telecommunications equipment and those companies that are involved in high-speed broadband Internet access. In our opinion, companies such as Tollgrade Communications, Inc. which produces test equipment for the telecommunications industry, and TranSwitch Corp., which develops highly integrated digital and mixed-signal semiconductor solutions, possess long-term growth potential.

Within the energy sector, we have seen an increase in commodity prices. Oil and natural gas prices have been rising to record levels that we believe may be sustainable as a result of tight supply and demand. We believe that oil companies may continue to post higher earnings. The Portfolio's largest positions in the energy sector include BJ Services Co., a company that provides a wide array of oil-filed services to the petroleum industry and Stone Energy Inc., a company primarily engaged in oil and gas exploration development and production, and in the acquisition of producing properties.

More recently, we have been adding to our holdings in health care stocks and we are now slightly overweighted in the sector. We have maintained a positive outlook on the biotechnology sector and we are also beginning to see improved performance in the health care services sector, which has not been the case in recent years. During the period, the Portfolio benefited from its positions in Oxford Health Plans, Inc., a health care company whose product line includes point-of-service plans, traditional HMO and Medicare plans, and Universal Health Services Inc., an owner and operator of acute care hospitals, behavioral health centers and ambulatory surgery centers.

The Portfolio was negatively impacted by its small position in the semiconductor equipment sector. This sector underperformed the overall market during the period as a result of investors' concerns that the growth cycle of the industry was close to the end. In addition, the fear of a decrease in demand for wireless handsets has caused many investment professionals to reduce their expectations for the communication sector.

  6  SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

WE BELIEVE WITH THE GROWTH OF THE U.S. ECONOMY SLOWING AS A RESULT OF THE FED'S
  SIX INTEREST RATE HIKES SINCE JUNE 1999, GLOBAL COMPETITION AND LITTLE OR NO
      PRICING POWER MAY LEAD TO MORE INVESTORS FOCUSING ON SMALL-CAP STOCK
                                 OPPORTUNITIES.


Outlook

We believe many investors may be looking towards this sector for companies that demonstrate strong sales and earnings growth. In light of favorable growth valuations and economic fundamentals, we remain confident that there still is further upside potential in the small-cap growth sector of the market. In our opinion, investors will continue to focus on those small-cap companies that demonstrate growth at what they deem to be reasonable valuations relative to the overall market. (Of course, there are no guarantees that our expectations will be met.)

In closing, we would like to thank you for investing in Smith Barney Small Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,




/S/ Timothy Woods, CFA
Timothy Woods, CFA
Vice President and
Investment Officer

October 18, 2000





  7    SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                                                NET ASSET VALUE
                                          ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION       CAPITAL      RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                        $11.40         $17.13           $0.00         $0.00            $0.02         50.45%+
------------------------------------------------------------------------------------------------------------------------------------


 HISTORICAL PERFORMANCE -- CLASS B SHARES



                                                NET ASSET VALUE
                                          ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION       CAPITAL       RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                        $11.40         $17.03           $0.00         $0.00            $0.01         49.48%+
------------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                                                NET ASSET VALUE
                                          ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION       CAPITAL       RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                        $11.40         $17.04           $0.00         $0.00            $0.01         49.56%+
------------------------------------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES



                                                NET ASSET VALUE
                                         ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION       CAPITAL       RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                        $16.78         $17.13           $0.00         $0.00            $0.00          2.09%+
------------------------------------------------------------------------------------------------------------------------------------


 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                                NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
PERIOD ENDED                               OF PERIOD       OF PERIOD      DIVIDEND     DISTRIBUTION       CAPITAL       RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                        $18.59         $17.17           $0.00         $0.00            $0.00         (7.64)%+
------------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


 8     SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS

                                                                   WITHOUT SALES CHARGES(1)
-------------------------------------------------------------------------------------------------------------------

                                          CLASS A       CLASS B        CLASS L        CLASS 1       CLASS Y
-------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/00+               50.45%         49.48%        49.56%          2.09%        (7.64)%
-------------------------------------------------------------------------------------------------------------------

                                                                    WITH SALES CHARGES(2)
-------------------------------------------------------------------------------------------------------------------

                                          CLASS A       CLASS B        CLASS L        CLASS 1       CLASS Y
-------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/00+               42.92%         44.48%        47.01%         (6.60)%       (7.64)%
-------------------------------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS


                                                      WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 9/30/00)                           50.45%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/00)                           49.48
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/00)                           49.56
--------------------------------------------------------------------------------
Class 1 (Inception* through 9/30/00)                            2.09
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/00)                           (7.64)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 8.50%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
  * Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.
  + Total return is not annualized, as it may not be representative of the total return for the year.



  9   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

LINE CHART

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Small Cap Growth Fund vs. Russell 2500 Growth Index+



        Smith Barney Small Cap       Smith Barney Small Cap         Smith Barney Small Cap      Russell 2500
        Growth Fund - Class A        Growth Fund - Class B          Growth Fund - Class L       Growth Index
 NOV  1999    9500                           10000                            9900                  10000
 DEC  2000   12215                           12350                           12616                  11886
 JAN  2000   12056                           12174                           12442                  11819
 FEB  2000   17296                           17678                           17888                  14851
 MAR  2000   14785                           15018                           15265                  13685
 APR  2000   13533                           13702                           13954                  12352
 MAY  2000   11856                           11937                           12208                  11253
 JUN  2000   14009                           14184                           14431                  12741
 JUL  2000   12849                           12964                           13224                  11697
 AUG  2000   14776                           14966                           15204                  13221
 SEPT 2000   14293                           14448                           14701                  12366


--------------------------------------------------------------------------------
                         November 1999 -- September 2000

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through September 30, 2000. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

  10   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders


SCHEDULE OF INVESTMENTS                                                                    SEPTEMBER 30, 2000


     SHARES                                                      SECURITY                            VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK-- 95.0%
ADVERTISING -- 1.1%
     87,900      Catalina Marketing Corp.+                                                      $ 3,307,238
--------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.7%
     35,600      Abgenix, Inc.+                                                                   2,876,925
     37,100      Aviron+                                                                          2,163,394
      7,000      deCODE GENETICS, INC.+                                                             179,813
     15,200      ImClone Systems Inc.+                                                            1,779,350
     17,500      Medarex, Inc.+                                                                   2,052,969
     22,400      Myriad Genetics, Inc.+                                                           1,926,400
     31,700      Orchid Biosciences Inc.+                                                         1,077,800
     20,000      Protein Design Labs, Inc.+                                                       2,410,000
--------------------------------------------------------------------------------------------------------------
                                                                                                 14,466,651
--------------------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.5%
     46,000      International Game Technology+                                                   1,546,750
--------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 1.1%
     70,000      M-Systems Flash Disk Pioneers Ltd.+                                              2,673,125
     18,750      Network Engines, Inc.+                                                             767,578
--------------------------------------------------------------------------------------------------------------
                                                                                                  3,440,703
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 17.2%
     49,500      Advent Software, Inc.+                                                           3,458,813
     38,300      Agile Software Corp.+                                                            3,444,606
     16,600      Alteon Websystems, Inc.+                                                         1,799,284
     39,500      Art Technology Group, Inc.+                                                      3,742,625
     46,200      Aspen Technology, Inc.+                                                          2,084,775
      7,500      Blue Martini Software, Inc.+                                                       254,063
     32,300      Business Objects S.A., Sponsored ADR+                                            3,651,919
     21,700      E.piphany, Inc.+                                                                 1,672,256
     34,700      Informatica Corp.+                                                               3,235,775
     43,800      Interwoven, Inc.+                                                                4,952,138
     90,000      J.D. Edwards & Co.+                                                              2,328,750
     27,300      Manugistics Group, Inc.+                                                         2,678,813
     36,100      Mercury Interactive Corp.+                                                       5,658,675
     31,200      Micromuse, Inc.+                                                                 6,269,250
     33,600      NVIDIA Corp.+                                                                    2,751,000
     70,100      Peregrine Systems, Inc.+                                                         1,327,519
      7,500      Speechworks International Inc.+                                                    465,000
      7,500      Talarian Corp.+                                                                    143,906
     24,332      webMethods, Inc.+                                                                2,801,222
--------------------------------------------------------------------------------------------------------------
                                                                                                 52,720,389
--------------------------------------------------------------------------------------------------------------
ELECTRICAL PRODUCTS AND EQUIPMENT -- 1.5%
     10,000      Active Power, Inc.+                                                                620,000
     20,400      Capstone Turbine Corp.+                                                          1,412,700
     42,600      Power-One, Inc.+                                                                 2,577,965
--------------------------------------------------------------------------------------------------------------
                                                                                                  4,610,665
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 11   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 2000


     SHARES                                                      SECURITY                         VALUE
--------------------------------------------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS AND CONTROLS -- 5.0%
     34,400      Aeroflex, Inc.+                                                                $ 1,672,700
     26,500      American Superconductor Corp.+                                                   1,302,641
     63,300      Excel Technology, Inc.+                                                          2,029,556
     20,000      FuelCell Energy, Inc.+                                                           1,924,688
     39,825      Orbotech Ltd.+                                                                   2,177,930
     49,600      Plexus Corp.+                                                                    3,496,800
     88,400      Stratos Lightwave, Inc.+                                                         2,850,900
--------------------------------------------------------------------------------------------------------------
                                                                                                 15,455,215
--------------------------------------------------------------------------------------------------------------
FIBER OPTICS -- 1.9%
     23,600      Avanex Corp.+                                                                    2,541,425
     75,300      MRV Communications, Inc.+                                                        3,412,031
--------------------------------------------------------------------------------------------------------------
                                                                                                  5,953,456
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.3%
     55,700      Eaton Vance Corp.                                                                2,840,700
     56,700      Metris Cos., Inc.                                                                2,239,650
     96,300      Security Captial Group Inc.+                                                     1,823,681
--------------------------------------------------------------------------------------------------------------
                                                                                                  6,904,031
--------------------------------------------------------------------------------------------------------------
HOSPITAL/HEALTHCARE FACILITIES -- 2.0%
    100,400      Triad Hospitals Inc.+                                                            2,949,250
     36,000      Universal Health Services Inc.+                                                  3,082,500
--------------------------------------------------------------------------------------------------------------
                                                                                                  6,031,750
--------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
     15,600      Adminstaff, Inc.+                                                                1,180,920
--------------------------------------------------------------------------------------------------------------
INSURANCE -- 3.4%
     67,200      Everest Re Group, Ltd.                                                           3,326,400
    120,200      Oxford Health Plans, Inc.+                                                       3,694,272
     64,700      Trigon Healthcare, Inc.+                                                         3,400,793
--------------------------------------------------------------------------------------------------------------
                                                                                                 10,421,465
--------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 7.3%
    100,000      AmeriSource Health Corp., Class A Shares+                                        4,700,000
     32,100      Andrx Group+                                                                     2,997,338
     49,000      Cytyc Corp.+                                                                     2,113,125
     28,500      Enzo Biochem, Inc.+                                                              1,382,250
     28,500      Inhale Therapeutic Systems, Inc.+                                                1,606,688
     43,000      MiniMed Inc.+                                                                    3,843,125
     65,800      Novoste Corp.+                                                                   2,796,500
     34,500      Pharmacopeia, Inc.+                                                                879,750
     28,500      Priority Healthcare Corp.+                                                       2,173,125
--------------------------------------------------------------------------------------------------------------
                                                                                                 22,491,901
--------------------------------------------------------------------------------------------------------------
OIL AND GAS -- 7.8%
     36,700      BJ Services Co.+                                                                 2,243,288
     26,600      Cooper Cameron Corp.+                                                            1,960,088
     26,900      Devon Energy Corp.                                                               1,618,035
     60,000      ENSCO International Inc.                                                         2,295,000
     45,400      EOG Resources, Inc.                                                              1,764,925
     41,600      Grant Prideco, Inc.+                                                               912,600
     48,600      Marine Drilling Cos., Inc.+                                                      1,388,138



                        SEE NOTES TO FINANCIAL STATEMENTS.

 12   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 2000


     SHARES                                                      SECURITY                         VALUE
--------------------------------------------------------------------------------------------------------------

OIL AND GAS -- 7.8% (CONTINUED)
     75,000      Santa Fe International Corp.                                                   $ 3,379,688
     24,100      Smith International, Inc.+                                                       1,965,656
     40,700      Stone Energy Corp.+                                                              2,238,500
     52,700      UTI Energy Corp.+                                                                2,351,738
     41,900      Weatherford International, Inc.+                                                 1,801,700
--------------------------------------------------------------------------------------------------------------
                                                                                                 23,919,356
--------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.9%
     62,600      Alpharma, Inc., Class A Shares                                                   3,826,425
     69,100      Biovail Corp.+                                                                   5,627,331
     31,000      Celgene Corp.+                                                                   1,844,500
     84,700      Dura Pharmaceuticals, Inc.                                                       2,996,263
     21,100      QLT Phototherapeutics Inc.+                                                      1,495,463
     46,600      Shire Pharmaceuticals Group PLC, Sponsored ADR+                                  2,405,725
--------------------------------------------------------------------------------------------------------------
                                                                                                 18,195,707
--------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.4%
     42,200      Boston Properties, Inc.                                                          1,811,963
     58,600      Carramerica Realty Corp.                                                         1,772,650
     33,200      Essex Property Trust, Inc.                                                       1,838,450
     31,100      Spieker Properties, Inc.                                                         1,790,194
--------------------------------------------------------------------------------------------------------------
                                                                                                  7,213,257
--------------------------------------------------------------------------------------------------------------
RETAIL -- 2.6%
     34,650      Dollar Tree Stores, Inc.+                                                        1,405,491
     22,900      Michaels Stores, Inc.+                                                             916,000
     41,500      Talbots, Inc.                                                                    2,749,375
     84,600      Williams-Sonoma, Inc.+                                                           2,939,850
--------------------------------------------------------------------------------------------------------------
                                                                                                  8,010,716
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 14.0%
     13,900      Applied Micro Circuits Corp.+                                                    2,878,168
     72,500      Axcelis Technologies, Inc.+                                                        860,937
     35,200      Bookham Technology PLC, Sponsored ADR                                            1,509,200
     19,400      Cree, Inc.+                                                                      2,255,250
     16,800      Exar Corp.+                                                                      2,032,800
    118,200      Galileo Technology Ltd.+                                                         3,752,850
     19,100      GlobeSpan, Inc.+                                                                 2,330,200
     31,400      hi/fn, Inc.+                                                                     2,139,125
     37,200      Lattice Semiconductor Corp.+                                                     1,999,500
      3,750      Marvell Technology Group Ltd.+                                                     289,218
     66,300      Micrel, Inc.+                                                                    4,442,100
     88,600      Novellus Systems, Inc.+                                                          4,125,437
      4,966      PMC-Sierra, Inc.+                                                                1,068,931
    110,300      TranSwitch Corp.+                                                                7,031,625
     70,800      TriQuint Semiconductor, Inc.+                                                    2,579,775
     53,100      Virata Corp.+                                                                    3,511,237
--------------------------------------------------------------------------------------------------------------
                                                                                                 42,806,353
--------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL STATEMENTS.

 13   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 2000

     SHARES                                                      SECURITY                         VALUE
--------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 11.3%
     65,700      Advanced Fibre Communications, Inc.+                                           $ 2,488,387
     23,500      Anaren Microwave, Inc.+                                                          3,187,187
     35,500      AudioCodes Ltd.+                                                                 3,021,937
      2,375      Avici Systems Inc.+                                                                225,921
     10,500      Cosine Communications, Inc.+                                                       583,406
     29,700      Digital Lightwave, Inc.+                                                         2,156,962
     46,000      DSP Group, Inc.+                                                                 1,719,250
      7,500      Exfo Electro-Optical Engineering Inc.+                                             326,719
     30,000      LightPath Technologies, Inc.+                                                    1,425,000
     79,400      Natural MicroSystems Corp.+                                                      4,271,472
     34,800      Netro Corp.+                                                                     2,061,900
     15,000      Newport Corp.                                                                    2,388,984
      4,000      ONI Systems Corp.+                                                                 345,250
     42,000      Tollgrade Communications, Inc.+                                                  5,830,125
     37,400      Turnstone Systems, Inc.+                                                         1,734,425
     34,600      Tut Systems, Inc.+                                                               2,986,412
--------------------------------------------------------------------------------------------------------------
                                                                                                 34,753,337
--------------------------------------------------------------------------------------------------------------
UTILITIES -- 2.2%
     64,800      Calpine Corp.+                                                                   6,763,500
--------------------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTION -- 0.4%
     21,200      Fastenal Co.                                                                     1,221,650
--------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost-- $225,804,188)                                                          291,415,010
==============================================================================================================

      FACE
     AMOUNT                                                      SECURITY                         VALUE
==============================================================================================================

REPURCHASE AGREEMENT-- 5.0%
$15,385,000      Morgan Stanley Dean Witter & Co., 6.480% due 10/2/00; Proceeds at maturity--
                   $15,393,308; (Fully collateralized by U.S. Treasury Notes, 5.875% to 6.500% due
                   11/30/01 to 10/15/06; Market value-- $15, 656,815) (Cost-- $15,385,000)       15,385,000
==============================================================================================================

                 TOTAL INVESTMENTS-- 100%
                 (Cost-- $241,189,188*)                                                        $306,800,010
==============================================================================================================


+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.



                        SEE NOTES TO FINANCIAL STATEMENTS.

 14   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 2000


ASSETS:
     Investments, at value (Cost-- $241,189,188)                                                  $ 306,800,010
     Cash                                                                                                   320
     Receivable for securities sold                                                                   5,644,185
     Receivable for Fund shares sold                                                                  1,154,611
     Interest and dividends receivable                                                                   70,429
----------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                   313,669,555
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                                                6,514,946
     Payable for securities purchased                                                                   790,254
     Management fees payable                                                                            182,586
     Distribution fees payable                                                                           33,282
     Accrued expenses                                                                                   140,852
----------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                7,661,920
----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                   $306,007,635
================================================================================================================

NET ASSETS:
     Par value of capital shares                                                                       $ 17,895
     Capital paid in excess of par value                                                            297,201,522
     Accumulated net realized loss from security transactions and futures contracts                 (56,822,604)
     Net unrealized appreciation of investments                                                      65,610,822
----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                   $306,007,635
================================================================================================================

SHARES OUTSTANDING:
     Class A                                                                                          3,075,020
----------------------------------------------------------------------------------------------------------------
     Class B                                                                                          4,507,660
----------------------------------------------------------------------------------------------------------------
     Class L                                                                                          3,557,254
----------------------------------------------------------------------------------------------------------------
     Class 1                                                                                                  5
----------------------------------------------------------------------------------------------------------------
     Class Y                                                                                          6,754,847
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                      $17.13
----------------------------------------------------------------------------------------------------------------
     Class B *                                                                                           $17.03
----------------------------------------------------------------------------------------------------------------
     Class L **                                                                                          $17.04
----------------------------------------------------------------------------------------------------------------
     Class 1 (and redemption price)                                                                      $17.13
----------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                      $17.17
----------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.25% of net asset value per share)                                   $18.03
----------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                   $17.21
----------------------------------------------------------------------------------------------------------------
     Class 1 (net asset value plus 9.28% of net asset value per share)                                   $18.72
================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.




                        SEE NOTES TO FINANCIAL STATEMENTS.

 15   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders


STATEMENT OF OPERATIONS                                     FOR THE PERIOD ENDED SEPTEMBER 30, 2000(a)



INVESTMENT INCOME:
     Interest                                                                                $ 827,431
     Dividends                                                                                 156,379
-------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                   983,810
-------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fees (Note 2)                                                                1,340,606
     Distribution fees (Note 2)                                                                966,570
     Shareholder and system servicing fees                                                     135,000
     Registration fees                                                                         103,305
     Shareholder communications                                                                 60,609
     Custody                                                                                    30,382
     Audit and legal                                                                            27,388
     Directors' fees                                                                            13,513
     Other                                                                                       6,586
-------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                          2,683,959
-------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                         (1,700,149)
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES
3 AND 8):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                            (56,847,079)
        Futures contracts                                                                       24,475
-------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                     (56,822,604)
-------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                                         --
        End of period                                                                       65,610,822
-------------------------------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                                                65,610,822
-------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                                                8,788,218
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                     $ 7,088,069
=======================================================================================================

 (a) For the period from November 30, 1999 (commencement of operations) to September 30, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

 16   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

STATEMENT OF CHANGES IN NET ASSETS                           FOR THE PERIOD ENDED SEPTEMBER 30, 2000(a)


                                                                                                2000
-------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                                   $ (1,700,149)
     Net realized loss                                                                      (56,822,604)
     Increase in net unrealized appreciation                                                 65,610,822
-------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                                                   7,088,069
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital                                                                                    (49,896)
-------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (49,896)
-------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                       408,372,912
     Net asset value of shares issued for reinvestment of dividends                              48,652
     Cost of shares reacquired                                                             (109,452,102)
-------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                    298,969,462
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                      306,007,635

NET ASSETS:
     Beginning of period                                                                             --
-------------------------------------------------------------------------------------------------------
     END OF PERIOD                                                                         $306,007,635
=======================================================================================================

 (a) For the period from November 30, 1999 (commencement of operations) to September 30, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.
 17   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS




1. Significant Accounting Policies

The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and ten other separate investment portfolios: Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Allocation Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $1,700,149 was reclassified to paid-in-capital; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



2.  Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and


 18   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders
financial processing for all shareholder accounts and is paid by CFTC. During the period ended September 30, 2000, the Portfolio paid transfer agent fees of $121,187 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended September 30, 2000, SSB and its affiliates received $12,079 in brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 8.50% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2000, SSB and CFBDS received sales charges of approximately $725,000 and $491,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                          Class B       Class L
================================================================================
CDSCs                                     $112,000      $21,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.


For the period ended September 30, 2000, total Distribution Plan fees incurred by the Portfolio were:

                             Class A      Class B       Class L
================================================================================
Distribution Plan Fees      $83,705       $503,276     $379,589
================================================================================

All officers and one Director of the Fund are employees of SSB.



3. Investments

During the period ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                         $504,099,697
--------------------------------------------------------------------------------
Sales                                              221,448,429
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                      $75,855,945
Gross unrealized depreciation                      (10,245,123)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $65,610,822
================================================================================



4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.



5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase

 19   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders
the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the period ended September 30, 2000, the Portfolio did not enter into any reverse repurchase agreements.



6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2000, the Portfolio had no open purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended September 30, 2000, the Portfolio did not write any call or put option contracts.



7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2000, the Portfolio had no securities on loan.


 20   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 2000, the Portfolio had no open futures contracts.



9. CAPITAL SHARES

At September 30, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                                                        AMOUNTS
==================================================================
Class A                                             $ 46,926,253
------------------------------------------------------------------
Class B                                               68,728,279
------------------------------------------------------------------
Class L                                               56,145,463
------------------------------------------------------------------
Class 1                                                       91
------------------------------------------------------------------
Class Y                                              125,419,331
==================================================================

 21   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                                    PERIOD ENDED
                                                                                 SEPTEMBER 30, 2000
                                                                      ---------------------------------------
                                                                          SHARES                 AMOUNT
=============================================================================================================

Class A+
Shares sold                                                              8,365,016            $135,428,855
Shares issued on reinvestment                                                1,603                  22,118
Shares reacquired                                                       (5,291,599)            (88,233,372)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                             3,075,020            $ 47,217,601
=============================================================================================================

Class B+
Shares sold                                                              5,237,555            $ 81,332,798
Shares issued on reinvestment                                                1,152                  15,895
Shares reacquired                                                         (731,047)            (12,183,054)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                             4,507,660            $ 69,165,639
=============================================================================================================

Class L+
Shares sold                                                              4,105,195            $ 65,500,530
Shares issued on reinvestment                                                  771                  10,639
Shares reacquired                                                         (548,712)             (9,035,676)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                             3,557,254            $ 56,475,493
=============================================================================================================

Class 1++
Shares sold                                                                      5            $         91
-------------------------------------------------------------------------------------------------------------
Net Increase                                                                     5            $         91
=============================================================================================================

Class Y*
Shares sold                                                              6,754,847            $126,110,638
-------------------------------------------------------------------------------------------------------------
Net Increase                                                             6,754,847            $126,110,638
=============================================================================================================

 + For the period from November 30, 1999 (inception date) to September 30, 2000. ++ For the period from September 11, 2000 (inception date) to September 30,
   2000.
 * For the period from February 23, 2000 (inception date) to September 30,
   2000.


 22  SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each period ended September 30:


                                                    CLASS A(1)(2)  CLASS B(1)(2) CLASS L(1)(2)  CLASS 1(2)(3)  CLASS Y(2)(4)
==============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.40        $11.40         $11.40         $16.78        $18.59
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                     (0.10)        (0.20)         (0.20)        (0.00)*        (0.03)
   Net realized and unrealized gain (loss)                  5.85          5.84           5.85          0.35          (1.39)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                         5.75          5.64           5.65           0.35         (1.42)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                 (0.02)        (0.01)         (0.01)         --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.02)        (0.01)         (0.01)         --            --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.13        $17.03         $17.04         $17.13        $17.17
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                             50.45%        49.48%         49.56%          2.09%        (7.64)%
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                         $52,672       $76,784        $60,600            $0**     $115,952
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                                 1.25%         2.00%          1.99%          0.00%#        0.86%
   Net investment loss                                     (0.70)        (1.45)         (1.44)         (0.00)#       (0.31)
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                      105%          105%           105%           105%          105%
==============================================================================================================================

 (1)For the period from November 30, 1999 (inception date) to September 30, 2000.
 (2)Per share amounts have been calculated using the monthly average shares method.
 (3)For the period from September 11, 2000 (inception date) to September 30, 2000.
 (4)For the period from February 23, 2000 (inception date) to September 30, 2000.
  * Amount represents less than $0.01. ** Amount represents less than $1,000.
  # Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


 23   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY INVESTMENT FUNDS INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. as of September 30, 2000, the related statements of operations, changes in net assets and financial highlights for the period November 30, 1999 (commencement of operations) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the Fund's custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. Audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. as of September 30, 2000, the results of its operations, the changes in its net assets, and financial highlights for the period November 30, 1999 to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
/S/ KPMG LLP


New York, New York
November 13, 2000





  24   SMITH BARNEY SMALL CAP GROWTH FUND | 2000 Annual Report to Shareholders

                                  SMITH BARNEY
                              SMALL CAP GROWTH FUND



    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    Heath B. McLendon, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS
    Heath B. McLendon
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Treasurer

    Timothy Woods, CFA
    Vice President and
    Investment Officer

    Paul A. Brook
    Controller

    Christina T. Sydor
    Secretary



    INVESTMENT MANAGER
    SSB Citi Fund Management LLC


    DISTRIBUTOR
    Salomon Smith Barney Inc.


    CUSTODIAN
    PFPC Trust Company


    TRANSFER AGENT
    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

         SMITH BARNEY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


LOGO: SALOMON SMITH BARNEY
       A member of citigroup


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02086  11/00